SEPTEMBER 22, 2015

SUPPLEMENT TO

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED MARCH 1, 2015,

AS LAST SUPPLEMENTED MAY 7, 2015

AND SUMMARY PROSPECTUS DATED MARCH 1, 2015

Effective immediately, Tieu-Bich Nguyen will no longer serve as a portfolio manager for The Hartford Emerging Markets Local Debt Fund (the “Fund”).  James W. Valone, Evan J. Oullette and Michael T. Henry will remain as portfolio managers for the Fund.  Accordingly, all references to Tieu-Bich Nguyen in the Summary Prospectus and Prospectus are deleted in their entirety effective immediately.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7243	September 2015